SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): May 28, 2014

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On May 28, 2014, the Registrant, through Wheeler-Harrodsburg Marketplace, LLC, a Delaware limited liability company (“WHLR-Harrodsburg”) and a wholly owned subsidiary of Wheeler REIT, L.P., a Virginia limited partnership of which the Registrant is the sole general partner, entered into an Assignment of Purchase and Sale Agreement (the “Assignment”) with Wheeler Interest, LLC, a Virginia limited liability company (“Wheeler Interests”). Pursuant to the Assignment, for nominal consideration, WHLR-Harrodsburg succeeded to the rights of Wheeler Interests under that certain Purchase and Sale Agreement, dated May 23, 2014 (the “Purchase Agreement”), between Wheeler Interests, as buyer, and STEC No. 09-4083, LLC, a North Carolina limited liability company, as seller, for the purchase of real property located at 844 South College Street, Harrodsburg, Kentucky, commonly known as Harrodsburg Marketplace, for the sales price of Five Million Dollars ($5,000,000).

John Wheeler, the Registrant’s Chairman and Chief Executive Officer, is the managing member of Wheeler Interests and WHLR-Harrodsburg. No director, officer or affiliate of the Registrant is affiliated with the seller.

On May 28, 2014, the Registrant issued a press release announcing its assumption of the Purchase Agreement. A copy of the press release is included as an exhibit to this Current Report on Form 8-K.

On May 30, 2014, the Registrant issued a press release announcing that Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, will present at the REITWeek 2014: NAREIT’s Investor Forum at the Waldorf Astoria in New York City on Wednesday, June 4, 2014 from 4:30 p.m. to 5:00 p.m.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable

(b)	Pro forma financial information.

Not Applicable

(c)	Shell company transactions.

Not applicable

(d)	Exhibits.

10.1 Assignment of Purchase and Sale Agreement, dated May 28, 2014, by and between Wheeler Interests and WHLR-Harrodsburg.

10.2 Purchase and Sale Agreement, dated May 27, 2014, by and between Wheeler Interests and the Seller.

99.1 Press release, dated May 28, 2014, relating to the Registrant’s assumption of the contract to acquire the Harrodsburg Marketplace in Harrodsburg, Kentucky.

99.2 Press release, dated May 30, 2014, announcing that Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, will present at the REITWeek 2014: NAREIT’s Investor Forum at the Waldorf Astoria in New York City on Wednesday, June 4, 2014 from 4:30 p.m. to 5:00 p.m.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler

Jon S. Wheeler

Chairman and Chief Executive Officer

Dated: June 9, 2014

EXHIBIT INDEX

10.1	Assignment of Purchase and Sale Agreement, dated May 28, 2014, by and between Wheeler Interests and WHLR-Harrodsburg.

10.2	Purchase and Sale Agreement, dated May 27, 2014, by and between Wheeler Interests and the Seller.

99.1	Press release, dated May 28, 2014, relating to the Registrant’s assumption of the contract to acquire the Harrodsburg Marketplace in Harrodsburg, Kentucky.

99.2	Press release, dated May 30, 2014, announcing that Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, will present at the REITWeek 2014: NAREIT’s Investor Forum at the Waldorf Astoria in New York City on Wednesday, June 4, 2014 from 4:30 p.m. to 5:00 p.m.